                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 1999


                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                            (State of Incorporation)


       33-99536                                           36-3792182
(Commission File Number)                       (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)
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ITEM - 5:

     The Registrant entered into a certain Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical
Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1996-B Certificates") representing interests in the AFG Receivables Trust, 1996-B, was created. The 1996-B Certificates consist of three classes: the 6.60% Asset Backed Certificates, Class A; the 7.05% Asset Backed Certificates,
Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated May 22, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

     On February 16, 1999, a distribution was made to the holders of the 1996-B Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------
    20              Settlement Statement of the Trust for                4
                    the period ended January 31, 1999
                    and the related distributions made on
                    February 16, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 1999                      AFG RECEIVABLES CORPORATION



                                               By /s/ Thomas R. Blend
                                                  ------------------------------
                                                  Thomas R. Blend
                                                  Vice President and
                                                  Chief Financial Officer